united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 3/31/19

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2019

1-877-413-3228

www.13DActivistFund.com

Distributed by Foreside Financial Services, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.13dactivistfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TO SHAREHOLDERS OF THE
13D ACTIVIST FUND
March 31, 2019

The six month period ending March 31, 2019 was a very volatile period for the markets and the 13D Activist Fund (the “Fund”). Overall, the Fund was down 3.91%, net of fees and expenses, during this six month period versus a 1.72% decline for the S&P500. The damage was done during the first half of this period in an environment where we really did not stand a chance. During 2018, the Russell 3000 Growth index outperformed the Russell 3000 Value index by 747 basis points and the Russell 1000 (large cap) outperformed the Russell 2500 (small and mid-cap) by 478 basis points. As a fund of small and mid-cap value stocks, there was nothing we could do to get out of the way of this. We offer exposure to 13D activism and we do not sway from our strategy or principles because of short term moves in the market.

While we do believe that market moves like these generally revert to the mean, and value stocks and small and mid-cap stocks will rebound in 2019, nobody can say for sure. However, we do strongly believe that the market environment is ripe for shareholder activism just as it was after a similar sell off in 2015 and other times in the past for several reasons. First, activist investors are value investors and when markets are down, the gap between stock price and value increases, resulting in many more potential opportunities for activists. Second, in down markets it is harder for bad management to hide, leading to even more opportunities for activist investors. And third, in down markets it is easier for activists to get the support of other shareholders and implement their activist agenda. So, while we are very disappointed with the Fund’s performance during the third and fourth quarters, we remain confident that the Fund is well positioned to capitalize on the downturn. This is almost exactly what we said to our investors in an October 2015 letter1. In 2016, the Fund was up 19.57% after fees and expenses, versus 11.96% for the S&P500. Similar data is evident after market selloffs in 2009, 2010, 2011, 2012 and 2014 where activist positions lagged the S&P500 during the selloff by an average of 2.67% but outperformed the S&P500 by an average of 18.84% in the years after the selloff, according to a 2016 study published by 13D Monitor2, our research affiliate.

We hope to continue to bring to our investors, over the next fiscal year and beyond, the outsized returns that we believe an activist strategy offers.

[1]	13D Activist Fund 3Q 2015 Investor Letter

[2]	February 2016 Activist Opportunity Not Obituary

13D000257

13D Activist Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2019

The Fund’s performance figures* for the periods ended March 31, 2019, compared to its benchmark:

				Inception** -	Inception*** -
Annualized Average Returns:	Six Months	One Year	Five Year	March 31, 2019	March 31, 2019	NAV
13D Activist Fund - Class A	-4.03%	0.04%	7.34%	13.21%	N/A	$20.51
13D Activist Fund - Class A w/ load	-9.56%	-5.71%	6.08%	12.29%	N/A	$21.76
13D Activist Fund - Class C	-4.39%	-0.68%	6.55%	N/A	11.25%	$20.28
13D Activist Fund - Class C w/ CDSC	-5.30%	-0.68%	6.55%	N/A	11.25%
13D Activist Fund - Class I	-3.91%	0.26%	7.62%	13.51%	N/A	$20.94
S&P 500 Total Return Index ****	-1.72%	9.50%	10.91%	14.32%	13.83%	N/A

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 1.76%, 2.51% and 1.51%, including AFFE of 0.01% for each share class, for Class A, C and I shares, respectively, per the January 28, 2019 Prospectus. Class A Shares are subject to a maximum sales charge of 5.75% on purchases. Class A and Class C shares are subject to a contingent deferred sales charge of up to 1.00%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call 1-877-413-3228.

**	Inception date for Class A and Class I shares is December 28, 2011.

***	Inception for Class C shares date is December 11, 2012.

****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Portfolio Composition as of March 31, 2019

Top Holdings By Industry	% of Net Assets
Retail	14.4%
Internet	8.3%
Commercial Services	7.5%
Machinery - Construction & Mining	7.1%
Diversified Financial Services	6.3%
Pipelines	5.9%
Telecommunications	5.9%
Lodging	4.3%
Machinery - Diversified	4.0%
Computers	3.5%
Other, Cash & Cash Equivalents	32.8%
100.0%

Holdings are subject to change.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2019

Shares		Value
	COMMON STOCK - 95.1%
	AEROSPACE & DEFENSE - 2.9%
536,398	Arconic, Inc.	$10,250,566

	AUTO PARTS & EQUIPMENT - 2.3%
82,778	Autoliv, Inc.	6,086,666
79,636	Veoneer. Inc. *	1,821,275
		7,907,941
	BIOTECHNOLOGY - 2.4%
612,920	Innoviva, Inc. *	8,599,268

	COMMERCIAL SERVICES - 7.5%
709,117	Nielsen Holdings PLC	16,784,799
255,797	Sotheby’s *	9,656,337
		26,441,136
	COMPUTERS - 3.5%
255,588	Seagate Technology PLC	12,240,109

	DIVERSIFIED FINANCIAL SERVICES - 6.3%
54,942	Alliance Data Systems Corp.	9,613,751
1,272,835	SLM Corp.	12,613,795
		22,227,546
	ELECTRONICS - 2.8%
563,500	Knowles Corp. *	9,934,505

	FOOD - 3.2%
489,832	Hain Celestial Group, Inc. *	11,324,916

	HEALTHCARE - SERVICES - 2.8%
150,000	Magellan Health, Inc. *	9,888,000

	HOUSEWARES - 2.5%
566,013	Newell Brands, Inc.	8,682,639

	INTERNET - 8.3%
391,870	Cars.com, Inc. *	8,934,636
881,457	Symantec Corp.	20,264,696
		29,199,332
	LODGING - 4.3%
1,723,578	Caesars Entertainment Corp. *	14,977,893

	MACHINERY - CONSTRUCTION & MINING - 7.1%
607,085	ABB Ltd. ADR	11,455,694
418,974	Terex Corp.	13,461,635
		24,917,329
	MACHINERY - DIVERSIFIED - 4.0%
854,908	Welbilt, Inc. *	14,003,393

	MISCELLANEOUS MANUFACTURER - 3.3%
534,520	Trinity Industries, Inc.	11,615,120

	PHARMACEUTICALS - 2.4%
177,874	Perrigo Co. PLC	8,566,412

See accompanying notes to financial statements.

13D Activist Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2019

Shares		Value
	PIPELINES - 5.9%
306,078	Cheniere Energy, Inc. *	$20,923,492

	RETAIL - 14.4%
30,071	Chipotle Mexican Grill, Inc. *	21,359,732
166,167	Jack in the Box, Inc.	13,469,497
298,348	Papa John’s Inernational, Inc.	15,797,527
		50,626,756
	SOFTWARE - 3.3%
117,532	Citrix Systems, Inc.	11,713,239

	TELECOMMUNICATIONS - 5.9%
20,663	LogMeIn, Inc.	1,655,106
2,096,861	Telafonaktiebolagat LM Ericsson ADR	19,249,184
		20,904,290

	TOTAL COMMON STOCK (Cost - $315,610,552)	334,943,882

	SHORT-TERM INVESTMENTS - 4.9%
	MONEY MARKET FUND - 4.9%
17,099,728	First American Government Obligations Fund - Institutional Class, 2.36% ** (Cost - $17,099,728)	17,099,728

	TOTAL INVESTMENTS - 100.0% (Cost - $332,710,280)	$352,043,610
	OTHER ASSETS LESS LIABILITIES - NET - 0.0% ^	115,104
	NET ASSETS - 100.0%	$352,158,714

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2019.

^	Less than 0.1%.

ADR - American Depositary Receipt

PLC - Public Limited Company

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2019

ASSETS
Investment securities:
At cost	$332,710,280
At value	$352,043,610
Receivable for Fund shares sold	114,753
Dividends and interest receivable	543,125
TOTAL ASSETS	352,701,488

LIABILITIES
Payable for Fund shares redeemed	64,083
Investment advisory fees payable	448,614
Distribution (12b-1) fees payable	30,077
TOTAL LIABILITIES	542,774
NET ASSETS	$352,158,714

Net Assets Consist Of:
Paid in capital	$298,047,538
Accumulated earnings	54,111,176
NET ASSETS	$352,158,714

Net Asset Value Per Share:
Class A Shares:
Net Assets	$49,450,486
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,411,601
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$20.51
Maximum offering price per share (maximum sales charge of 5.75%)	$21.76

Class C Shares:
Net Assets	$23,099,626
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,139,216
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share (b)	$20.28

Class I Shares:
Net Assets	$279,608,602
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	13,353,404
Net Asset Value (Net Assets / Shares Outstanding), offering price and redemption price per share	$20.94

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge (“CDSC”) may apply to redemptions made within twelve months of purchase.

(b)	Purchases are subject to a 1.00% CDSC of the purchase price on shares redeemed during the first twelve months after their purchase.

See accompanying notes to financial statements.

13D Activist Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2019

INVESTMENT INCOME
Dividends (net of $58,848 foreign taxes withheld)	$2,240,521
Interest	100,949
TOTAL INVESTMENT INCOME	2,341,470

EXPENSES
Investment advisory fees	2,593,953
Distribution (12b-1) fees - Class A (Note 4)	60,478
Distribution (12b-1) fees - Class C (Note 4)	114,662
TOTAL EXPENSES	2,769,093
NET INVESTMENT LOSS	(427,623)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	38,972,733
Foreign currency transactions	(2,437)
38,970,296
Net change in unrealized appreciation (depreciation) of:
Investments	(56,207,728)
Foreign currency translations	(485)
(56,208,213)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(17,237,917)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,665,540)

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2019	September 30, 2018
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(427,623)	$(2,617,474)
Net realized gain on investments and foreign currency transactions	38,970,296	18,946,889
Net change in unrealized appreciation of investments and foreign currency translations	(56,208,213)	28,792,556
Net increase (decrease) in net assets resulting from operations	(17,665,540)	45,121,971

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	—	(938,661)
Class C	—	(449,327)
Class I	—	(4,297,807)
Total distributions paid*
Class A	(2,329,259)	—
Class C	(1,138,304)	—
Class I	(13,113,507)	—
Net decrease in net assets from distributions to shareholders	(16,581,070)	(5,685,795)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,336,898	6,117,813
Class C	454,385	2,818,859
Class I	17,085,062	79,206,110
Reinvestment of distributions to shareholders:
Class A	2,250,116	904,714
Class C	1,108,667	441,424
Class I	12,308,083	4,057,033
Payments for shares redeemed:
Class A	(4,440,900)	(8,856,915)
Class C	(2,369,410)	(4,003,388)
Class I	(32,263,760)	(29,079,257)
Redemption fee proceeds:
Class A	—	675
Class C	—	309
Class I	—	3,406
Net increase (decrease) in net assets resulting from shares of beneficial interest	(4,530,859)	51,610,783

TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,777,469)	91,046,959

NET ASSETS
Beginning of Period	390,936,183	299,889,224
End of Period**	$352,158,714	$390,936,183

See accompanying notes to financial statements.

13D Activist Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	March 31, 2019	September 30, 2018
	(Unaudited)
SHARE ACTIVITY
Shares Sold:
Class A	66,852	277,723
Class C	22,952	129,431
Class I	836,771	3,588,006
Shares Reinvested:
Class A	112,731	45,486
Class C	55,993	22,193
Class I	604,226	200,545
Shares Redeemed:
Class A	(226,813)	(398,163)
Class C	(124,042)	(186,027)
Class I	(1,641,943)	(1,311,474)
Net increase (decrease) in shares of beneficial interest outstanding	(293,273)	2,367,720

*	Distributions from net investment income and net realized capital gains are combined for the year ended information. The dividends and distibutions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation

**	Net Assets - End of Period includes accumulated net investment income of $0 as of September 30, 2018.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the Six Months		For the Year	For the Year	For the Year	For the Year		For the Year
	Ended		Ended	Ended	Ended	Ended		Ended
	March 31, 2019		September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014
	(Unaudited)

Net asset value, beginning of period	$22.41		$19.98	$16.84	$15.27	$16.70		$15.11
Activity from investment operations:
Net investment loss (1)	(0.04)		(0.19)	(0.17)	(0.10)	(0.08)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.89)		2.99	3.31	1.67	(0.41)		2.05
Total from investment operations	(0.93)		2.80	3.14	1.57	(0.49)		2.00
Paid-in-Capital from redemption fees (1)	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
Less distributions from:
Net realized gains	(0.97)		(0.37)	—	—	(0.94)		(0.41)
Net asset value, end of period	$20.51		$22.41	$19.98	$16.84	$15.27		$16.70
Total return (3)	-4.03	% (5)	14.26%	18.65%	10.28%	-3.18	% (4)	13.54%
Net assets, end of period (000s)	$49,450		$55,099	$50,628	$51,510	$78,753		$85,667
Ratio of expenses to average net assets	1.75	% (6)	1.75%	1.75%	1.75%	1.75%		1.75%
Ratio of net investment loss to average net assets	(0.39	)% (6)	(0.86)%	(0.91)%	(0.63)%	(0.46)%		(0.31)%
Portfolio Turnover Rate	55	% (5)	83%	80%	119%	122%		85%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable sales load and redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	For the Six Months		For the Year	For the Year	For the Year	For the Year		For the Year
	Ended		Ended	Ended	Ended	Ended		Ended
	March 31, 2019		September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014
	(Unaudited)

Net asset value, beginning of period	$22.25		$19.99	$16.98	$15.50	$17.07		$15.55
Activity from investment operations:
Net investment loss (1)	(0.11)		(0.35)	(0.31)	(0.22)	(0.21)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.89)		2.98	3.32	1.70	(0.42)		2.11
Total from investment operations	(1.00)		2.63	3.01	1.48	(0.63)		1.93
Paid-in-Capital from redemption fees (1)	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
Less distributions from:
Net realized gains	(0.97)		(0.37)	—	—	(0.94)		(0.41)
Net asset value, end of period	$20.28		$22.25	$19.99	$16.98	$15.50		$17.07
Total return (3)	-4.39	% (5)	13.39%	17.73%	9.55%	-3.96	% (4)	12.69%
Net assets, end of period (000s)	$23,100		$26,351	$24,361	$23,807	$29,177		$21,326
Ratio of expenses to average net assets	2.50	% (6)	2.50%	2.50%	2.50%	2.50%		2.50%
Ratio of net investment loss to average net assets	(1.15	)% (6)	(1.61)%	(1.66)%	(1.40)%	(1.19)%		(1.10)%
Portfolio Turnover Rate	55	% (5)	83%	80%	119%	122%		85%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the Six Months		For the Year	For the Year	For the Year	For the Year		For the Year
	Ended		Ended	Ended	Ended	Ended		Ended
	March 31, 2019		September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015		September 30, 2014
	(Unaudited)

Net asset value, beginning of period	$22.83		$20.30	$17.07	$15.43	$16.83		$15.19
Activity from investment operations:
Net investment loss (1)	(0.01)		(0.13)	(0.12)	(0.06)	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.91)		3.03	3.35	1.70	(0.43)		2.07
Total from investment operations	(0.92)		2.90	3.23	1.64	(0.46)		2.05
Paid-in-Capital from redemption fees (1)	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
Less distributions from:
Net realized gains	(0.97)		(0.37)	—	—	(0.94)		(0.41)
Net asset value, end of period	$20.94		$22.83	$20.30	$17.07	$15.43		$16.83
Total return (3)	-3.91	% (5)	14.53%	18.92%	10.63%	-2.97	% (4)	13.81%
Net assets, end of period (000s)	$279,609		$309,486	$224,900	$172,370	$307,175		$240,599
Ratio of expenses to average net assets	1.50	% (6)	1.50%	1.50%	1.50%	1.50%		1.50%
Ratio of net investment loss to average net assets	(0.15	)% (6)	(0.60)%	(0.65)%	(0.38)%	(0.18)%		(0.14)%
Portfolio Turnover Rate	55	% (5)	83%	80%	119%	122%		85%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total return shown excludes the effect of applicable redemption fees.

(4)	As a result of a trade error, the Fund experienced a loss totaling $1,450 for the year ended September 30, 2015, all of which was reimbursed by the adviser; there was no effect on total return due to trade error.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2019

1.	ORGANIZATION

The 13D Activist Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is capital appreciation. The Fund currently offers three classes of shares: Class A, Class C and Class I shares. The Fund’s Class A and Class I commenced operations on December 28, 2011; Class C commenced operations on December 11, 2012. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. There are no sales charges on reinvested distributions. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2019 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$334,943,882	$—	$—	$334,943,882
Short-Term Investments	17,099,728	—	—	17,099,728
Total Investments	$352,043,610	$—	$—	$352,043,610

The Fund did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from forward foreign currency contracts in the Statement of Operations. For the period ended March 31 , 2019, the Fund did not have any realized gains and losses on forward foreign currency contracts.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2016 through 2018, or expected to be taken in the Fund’s September 30, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

3.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $188,923,285 and $199,650,519, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At March 31, 2019, the tax cost of investments and unrealized appreciation(depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
13D Activist Fund	$336,315,477	$40,064,074	$(24,335,941)	$15,728,133

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

13D Management LLC (the “Adviser”) serves as the Fund’s investment adviser under an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser pays all operating expenses of the Fund, except for the fee payments under the Advisory Agreement, brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and authorized expenses pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For the six months ended March 31, 2019 the Adviser earned advisory fees of $2,593,953.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of the Class A and Class C shares (the “Plans”). Class I does not have a Plan. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate 0.25% and 1.00% of its average daily net assets of Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. For the six months ended March 31, 2019, the Class A and Class C shares incurred distribution fees in the amount of $60,478 and $114,662, respectively. Effective January 1, 2019, Foreside Financial Services, LLC is the Fund’s distributor. Prior to January 1, 2019, ALPS Distributors, Inc. was the Fund’s distributor.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Each Trustee who is not affiliated with the Trust or an adviser receives quarterly fees. For the six months ended March 31, 2019, the Trustees received fees in the amount of $6,840, with respect to the Fund, paid by the Adviser.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2019, UBS Financial Services, Inc. held approximately 37.6% of the voting securities of the 13D Activist Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by UBS Financial Services, Inc. are also owned beneficially.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2018 and September 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Long-Term Capital Gain	$5,685,795	$—
	$5,685,795	$—

As of September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Gains	Appreciation	Earnings
$9,676,199	$6,745,936	$71,935,651	$88,357,786

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation in the table above includes unrealized foreign currency losses of $210.

Permanent book and tax differences, primarily attributable to the tax treatment of short-term capital gains and net operating losses, resulted in reclassification for the year ended September 30, 2018 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$4,242,574	$(4,242,574)

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For

13D Activist Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2019

investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

13D Activist Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2019

As a shareholder of the 13D Activist Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and contingent deferred sales charges on certain sales of Class A and Class C shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	10/1/18	3/31/19	10/1/18 – 3/31/19*	Expense Ratio
Class A	$1,000.00	$ 959.70	$ 8.55	1.75%
Class C	$1,000.00	$ 956.10	$12.19	2.50%
Class I	$1,000.00	$ 960.90	$ 7.33	1.50%

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	10/1/18	3/31/19	10/1/18 – 3/31/19*	Expense Ratio
Class A	$1,000.00	$1,016.21	$ 8.80	1.75%
Class C	$1,000.00	$1,012.47	$12.54	2.50%
Class I	$1,000.00	$1,017.45	$ 7.54	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2019

13D Activist Fund (Adviser – 13D Management LLC)*

In connection with the regular meeting held on November 14-15, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between 13D Management LLC (“13D Management”) and the Trust, with respect to the 13D Activist Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that 13D Management was founded in December 2011 and was affiliated with 13D Monitor, a subscription research firm that analyzes 13D filings. They noted that the advisory firm had approximately $387 million in assets under management. They reviewed the professional backgrounds of the key personnel responsible for advising the Fund, and took into consideration their education and financial industry experience. The Trustees noted that the adviser’s principal specialized in the analysis of 13D filings, and that the firm had recently hired an experienced chief compliance officer. The Trustees discussed the adviser’s investment process, observing that it was based on analyzing the contents of 13D filings. In particular, the Trustees noted that in making investment decisions, the adviser closely considered the track records of shareholder activists and the type of activist strategy employed to assess each activist’s probability of success. They noted the adviser attempted to mitigate risk through specialized research and diversification across shareholder activists and activist strategies. The Trustees considered that the adviser monitored compliance with the Fund’s investment limitations on a pre-trade and post-trade basis, noting also that the adviser selected brokers based on its analysis of various factors. The Trustees acknowledged that the Fund utilized a niche strategy that required a high level of expertise, labor and resources to execute. They observed that the adviser continued to devote additional resources to the firm to better support the Fund’s compliance and operations. The Trustees concluded that the adviser should continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees noted the Fund’s objective of capital appreciation, discussed the Fund’s strategy, and noted the Fund’s three-star Morningstar rating. They discussed the meaningfulness of the rating given that the Fund’s unique strategy differs materially from many of the funds in the Morningstar category. They observed that over the one-year and since inception time periods, the Fund outperformed its benchmark. They further observed that the Fund trailed the benchmark over the three- and five-year periods. The Trustees acknowledged the adviser’s explanation that those periods of underperformance were predominantly a result of the negative impact of specific litigation on activist assets in general. The Trustees noted the Fund outperformed its peer group over all periods presented. The Trustees also considered the Fund’s Sharpe and Sortino ratios over the past year, noting that the metrics were favorable and reflected that the Fund was showing lower volatility and downside risk than the benchmark. The Trustees reasoned that the adviser continued to provide shareholders with solid long-term performance and should continue to be retained.

Fees and Expenses. The Trustees noted the adviser charged a unitary advisory fee of 1.50%. The Trustees acknowledged that because the advisory fee was a unitary fee, the adviser paid all ordinary Fund operating expenses, including administrative, fund accounting, and transfer agency fees. The Trustees agreed that comparing the unitary fee to the net expense ratios of the peer and category was helpful in assessing the reasonableness of the Fund’s unitary advisory fee. They noted that the fee was higher than the median net expense ratios of the peer group and Morningstar category. The Trustees acknowledged that although the adviser’s fee remained within the range of both

13D Activist Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2019

its peer group and Morningstar category, it was equal to the highest fee in both groups. The Trustees also considered the adviser’s statement that the unique strategy of the Fund, which offered exposure to shareholder activism, was generally otherwise accessible only through activist hedge funds typically charging much higher fees, including incentive fees. They also considered that after paying the Fund’s operating expenses, the effective advisory fee was approximately 1.26% based on the adviser’s estimates. After further discussion, the Trustees determined that the higher advisory fee was justifiable based on the unique characteristics of the Fund’s investment program, as well as the fact that the adviser agreed to pay all the Fund’s ordinary operating expenses. The Trustees concluded that the advisory fee charged by the adviser was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the adviser’s advisory services provided to the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. The Trustees discussed the adviser’s position that breakpoints were not appropriate given the niche strategy and limited capacity of the Fund, and they agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser and the adviser's analysis of risks assumed by the adviser in managing the Fund. They agreed that although the adviser’s profits in dollars was not insignificant, the profit margin when expressed as a percentage of revenue was not unreasonable. They also acknowledged that the adviser’s unitary fee structure benefited shareholders. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from 13D Management as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of the Fund and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-413-3228 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-413-3228.

INVESTMENT ADVISER
13D Management LLC
152 West 57th Street, 41st Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/28/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 5/28/19

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 5/28/19